UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 29, 2013

Insight Enterprises, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-25092	86-0766246
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6820 South Harl Avenue, Tempe, Arizona		85283
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-333-3000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c) Insight Enterprises, Inc. (the "Company") has announced that Wolfgang Ebermann will become President, EMEA in January 2014. Mr. Ebermann, pursuant to his employment agreement with Insight Technology Solutions GmbH, will also serve as a Managing Director of that subsidiary. Mr. Ebermann, age 49, joins the Company after 22 years at Microsoft, serving most recently as the Vice President & COO Central Eastern Europe. Prior to Microsoft, Mr. Ebermann worked for the Hewlett-Packard Peripherals Group (Europe) in strategic account management. Mr. Ebermann holds a degree in Business Administration, majoring in International Marketing and Human Resources, from the University of Applied Sciences in Rosenheim, Germany. A copy of the press release pursuant to which the Company announced the appointment of Mr. Ebermann as President, EMEA is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Mr. Ebermann's employment agreement commences January 6, 2014, is filed as Exhibit 10.1 to this Form 8-K and is incorporated by reference herein. Pursuant to the employment agreement, Mr. Ebermann is entitled to an annual base salary of €440,000 and a cash incentive, guaranteed for 2014, of €250,000. In connection with his appointment as President, EMEA, in January 2014 Mr. Ebermann will be granted, under the Company's 2007 Omnibus Plan, an initial grant of Restricted Stock Units ("RSUs") with an aggregate value of $450,000, with four-year vesting, and, in February 2014, RSUs with a target award amount of $500,000 in connection with the 2014 performance plan. With respect to RSUs to be granted in February 2014, 60% will be performance-based and will vest ratably over three years and 40% will be service-based and will vest over a period of four years. The employment agreement may be terminated with a notice period of twelve months, during which period Mr. Ebermann will continue to be an employee and will receive all of the benefits under the employment agreement.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number and Description

10.1 Managing Director Service Agreement dated October 29, 2013 between Insight Technology Solutions GmbH and Wolfgang Ebermann.
99.1 Press release dated October 29, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insight Enterprises, Inc.

October 30, 2013	By:	Steven R. Andrews

Name: Steven R. Andrews
Title: General Counsel, Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Managing Director Service Agreement dated October 29, 2013 between Insight Technology Solutions GmbH and Wolfgang Ebermann.
99.1	Press release dated October 29, 2013.